UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 1, 2008

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street
San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 1, 2008, the Compensation Committee of the Board of Directors of Sanmina-SCI Corporation (the “Company”) approved the Sanmina-SCI Fiscal 2009 Short-Term Incentive Plan (the “2009 Incentive Plan”). The 2009 Incentive Plan sets forth the methodology for calculating annual bonuses for fiscal 2009 for specified employees of the Company, including executive officers, based upon achievement of specified corporate, divisional and individual performance objectives.

Under the 2009 Incentive Plan, the Company’s fiscal 2009 performance is measured against targets for revenue, non-GAAP operating margin, free cash flow, inventory turns and return on invested capital. Should the Company not achieve a minimum performance against these targets, no bonuses shall be payable under the 2009 Incentive Plan. Each participant’s bonus is determined by reference to an individual bonus target established by management (or, in the case of the Company’s executive officers, by the Compensation Committee), the Company’s performance against its targets, as described above, and achievement of the participant’s individual/divisional performance targets for fiscal 2009.

The 2009 Incentive Plan also sets forth the fiscal 2009 bonus targets, expressed as a percentage of base salary, for the following executive officers of the Company, each of whom is considered a “named executive officer” for fiscal 2008 under Securities and Exchange Commission rules: Hari Pillai (President and Chief Operating Officer): 90%; David L. White (Executive Vice President and Chief Financial Officer): 90%; and Michael R. Tyler (Executive Vice President and General Counsel): 80%.

The Company and the Compensation Committee retain the right to terminate or amend the 2009 Incentive Plan in any respect, including increasing or decreasing the corporate performance and individual bonus targets.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2008, the Board of Directors of the Company approved an amendment of the Company’s bylaws in order to revise Article II, Section 9 of the bylaws relating to the required vote for approval of matters by stockholders to provide that a matter shall be approved by stockholders upon the affirmative vote of a majority of the shares present at a meeting and entitled to vote on such matter rather than by a majority of the shares constituting the quorum at a meeting as previously provided.

The Amended and Restated Bylaws of the Company, including these changes, are filed as Exhibit 3.2 to this Form 8-K.

ITEM 9.01  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No	Description

Exhibit 3.2	Amended and Restated Bylaws of Sanmina-SCI Corporation approved on December 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2008	SANMINA-SCI CORPORATION

	By:	/s/ Michael R. Tyler
Michael R. Tyler
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.2	Amended and Restated Bylaws of Sanmina-SCI Corporation approved on December 1, 2008